UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2014  (January 23, 2014)

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

______________________2923 Smith Road, Fairlawn, Ohio 44333______________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On January 24, 2014, Central Federal Corporation ( “Central Federal”) announced that the Office of the Comptroller of the Currency (the “OCC”) has terminated the Order to Cease and Desist (the “CFBank Order”) that was issued by the Office of Thrift Supervision (the “OTS”) against Central Federal’s subsidiary, CFBank, on May 25, 2011.  The CFBank Order was terminated by the OCC, as successor to the OTS as the primary federal regulator of CFBank, effective as of January 23, 2014.

A copy of the press release announcing the termination of the CFBank Order is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99Press Release issued on January 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: January 24, 2014	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Chief Financial Officer